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                                 AMENDMENT NO. 2
                                       TO
                                RIGHTS AGREEMENT

     AMENDMENT NO. 2, dated as of May 31, 2004 (this "Amendment No. 2"), to the Rights Agreement, dated as of December 13, 1995, between BHA Group Holdings, Inc., a Delaware corporation (fka BHA Group, Inc.) (the "Company"), and UMB Bank, N.A. (the "UMB"), as Rights Agent, as amended by that certain Amendment No. 1, dated May 13, 2004, to the Rights Agreement (as amended by Amendment No. 1, the "Rights Agreement").

                                R E C I T A L S:
                                - - - - - - - -

     A. Except as otherwise provided herein, capitalized terms used in this Amendment No. 2 have the meanings assigned to them in the Rights Agreement.

     B. Pursuant to Section 26 of the Rights Agreement, the Company and UMB desire to amend the Rights Agreement as hereinafter set forth.

     NOW, THEREFORE, in consideration of the herein premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Amendments to the Rights Agreement.

     (a) Section 1(a) of the Rights Agreement is hereby deleted in its entirety and replaced with the following:

     "(a) Acquiring Person" shall mean any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan maintained by the Company or any of its Subsidiaries or any trustee or fiduciary with respect to such plan acting in such capacity) which shall be the Beneficial Owner of 20% or more of shares of Company Common Stock then outstanding; provided that the acquisition of beneficial ownership of shares of Company Common Stock by General Electric Company ("GE"), Casey Acquisition Company, a Delaware corporation and a wholly owned subsidiary of GE ("Sub") or any Affiliate or Associate thereof by virtue of execution and delivery of, or the consummation of the transactions contemplated by, (A) the Agreement and Plan of Merger, dated as of May 31, 2004 (the "Merger Agreement"), by and among GE, Sub and the Company or (B) the Voting Agreement, dated as of May 31, 2004, by and among GE and certain stockholders of the Company which was executed in connection with the execution and delivery of the Merger Agreement, shall not, whether alone or together with any beneficial ownership of shares of Company Common Stock prior to the date of the Merger Agreement by GE, its Affiliates or Associates, cause GE, Sub or any of their Affiliates or Associates to become an "Acquiring Person" for any purpose under this Agreement."



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     (b) Section 1(d) of the Rights Agreement is hereby deleted in its entirety and replaced with the following:

     "(d) A Person shall be deemed the "Beneficial Owner" of, and shall be deemed to "beneficially own," any securities:

          (i) of which such Person or any of such Person's Affiliates or Associates is considered to be a "beneficial owner" under Rule 13d-3 of the General Rules and Regulations under the Exchange Act (the "Exchange Act Regulations") as in effect on the date hereof; provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," any securities under this subparagraph (i) as a result of an agreement, arrangement or understanding to vote such securities if such agreement, arrangement or understanding (A) arises solely from a revocable proxy given in response to a proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the Exchange Act and the Exchange Act Regulations, and (B) is not reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report);

          (ii) which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate of such other Person) with which such Person (or any of such Person's Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing), for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in the proviso to subparagraph (i) of this paragraph (d)) or disposing of such securities; or

          (iii) which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time or upon the satisfaction of conditions) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise;

          provided, however, that under this paragraph (d) a Person or any Affiliate or Associate of such Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," (A) securities tendered pursuant to a tender or exchange offer made in accordance with Exchange Act Regulations by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange, (B) securities that may be issued upon exercise of Rights at any time prior to the occurrence of a Triggering Event, (C) securities that may be issued upon exercise of Rights from and after the occurrence of a Triggering Event, which Rights were acquired by such Person or any of such Person's Affiliates or Associates prior to the Distribution Date or



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     pursuant to Section 3(c) or Section 22 hereof (the "Original Rights") or pursuant to Section 11(i) hereof in connection with an adjustment made with respect to any Original Rights or (D) securities that are acquired or otherwise would be "beneficially owned" by virtue of execution and delivery of, or the consummation of transactions contemplated by, agreements, arrangements or understandings, including any voting or stockholders' agreements executed in connection therewith, that are approved by the Board of Directors of the Company prior to the execution and delivery of such agreements and the consummation of the transactions contemplated thereby, unless thereafter the Person holding such securities acquires additional securities in a subsequent alternative transaction that was not approved by the Board of Directors of the Company prior to the consummation of such subsequent alternative transaction, whereupon such Person shall be deemed, as of the date of the consummation of the subsequent transaction, to be the "Beneficial Owner" of all securities held by such Person."

     (c) The Rights Agreement is hereby amended by adding the following text immediately after the third sentence of Section 28:

     "For the avoidance of doubt, notwithstanding anything in this Agreement to the contrary, the Board of Directors of the Company (i) has determined that no Distribution Date, Stock Acquisition Date or Triggering Event shall occur solely by virtue of the execution and delivery of the Merger Agreement or the Voting Agreement or the consummation of the transactions contemplated by the Merger Agreement or the Voting Agreement and (ii) has approved the transactions contemplated by the Merger Agreement and the Voting Agreement such that the execution and delivery thereof and the consummation of the transactions contemplated thereby will not cause GE, Sub or any of their Affiliates or Associates to become the Beneficial Owner of or be deemed to "beneficially own" any securities of the Company for purposes of this Agreement."

     2. Governing Law. This Amendment No. 2 shall be construed according to, and the rights and liabilities of the parties shall be governed by, the laws of the State of Delaware, without regard to the conflict of laws principles thereof.

     3. Entire Agreement and Amendment. This Amendment No. 2, together with the Rights Agreement, represents the entire agreement between the parties with respect to the subject matter of this Amendment No. 2 and the Rights Agreement, and may not be changed, modified or terminated except by an instrument in writing signed by the Company and the Rights Agent. Except as specifically set forth in this Amendment No. 2, the Rights Agreement shall remain unmodified and in full force and effect.

     4. Binding Effect. This Amendment No. 2 shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.



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     5. Counterparts. This Amendment No. 2 may be delivered by facsimile and executed in counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument.

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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                              BHA GROUP HOLDINGS, INC.


                                              By:
                                                  ------------------------------
                                                  Name:
                                                  Title:


                                              UMB BANK, N.A.

                                              By:
                                                  ------------------------------
                                                  Name:
                                                  Title:


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